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                                                                    EXHIBIT 10.8






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                         CREDIT AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                           THE SPORTSMAN'S GUIDE, INC.

                                       AND

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                         Dated as of: DECEMBER 27, 1999

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                                Table of Contents
                                -----------------

ARTICLE I  Definitions............................................................................................1
    Section 1.1 Definitions.......................................................................................1
    Section 1.2 Cross References..................................................................................9

ARTICLE II  Amount and Terms of the Credit Facility..............................................................10
    Section 2.1 Revolving Advances...............................................................................10
    Section 2.2 Procedures for Borrowing.........................................................................10
    Section 2.3 Letters of Credit................................................................................10
    Section 2.4 Payment of Amounts Drawn Under Letters of Credit; Obligation of Reimbursement....................11
    Section 2.5 Special Account..................................................................................12
    Section 2.6 Obligations Absolute.............................................................................12
    Section 2.8 Interest; Interest Rate Margin; Minimum Interest Charge; Default Interest; Participations;
    Usury........................................................................................................13
    Section 2.8 Fees.............................................................................................13
    Section 2.9 Computation of Interest and Fees; When Interest Due and Payable..................................14
    Section 2.12 Voluntary Prepayment; Reduction of the Maximum Line; Termination of the Credit Facility by
    Borrower.....................................................................................................16
    Section 2.12 Termination and Line Reduction Fees; Waiver of Termination and Line Reduction Fees..............16
    Section 2.13 Mandatory Prepayment............................................................................16
    Section 2.14 Payment.........................................................................................17
    Section 2.15 Payment on Non-Banking Days.....................................................................17
    Section 2.16 Use of Proceeds.................................................................................17
    Section 2.17 Liability Records...............................................................................17

ARTICLE III  Security Interest; Occupancy; Setoff................................................................17
    Section 3.1 Grant of Security Interest.......................................................................17
    Section 3.2 Notification of Account Debtors and Other Obligors...............................................17
    Section 3.3 Assignment of Insurance..........................................................................18
    Section 3.4 Occupancy........................................................................................18
    Section 3.5 License..........................................................................................19
    Section 3.6 Financing Statement..............................................................................19
    Section 3.7 Setoff...........................................................................................19

ARTICLE IV  Conditions of Lending................................................................................19
    Section 4.1 Conditions Precedent to the Initial Revolving Advance and the Initial Letter of Credit...........19
    Section 4.2 Conditions Precedent to All Advances and Letters of Credit.......................................21



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
ARTICLE V  Representations and Warranties........................................................................21
    Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations;
    Tax Identification Number....................................................................................21
    Section 5.2 Capitalization...................................................................................21
    Section 5.3 Authorization of Borrowing; No Conflict as to Law or Agreements..................................21
    Section 5.4 Legal Agreements.................................................................................22
    Section 5.5 Subsidiaries.....................................................................................22
    Section 5.6 Financial Condition; No Adverse Change...........................................................22
    Section 5.7 Litigation.......................................................................................22
    Section 5.8 Regulation U.....................................................................................23
    Section 5.9 Taxes............................................................................................23
    Section 5.10 Titles and Liens................................................................................23
    Section 5.11 Year 2000.......................................................................................23
    Section 5.12 Intellectual Property Rights....................................................................23
    Section 5.13 Plans...........................................................................................24
    Section 5.14 Default.........................................................................................24
    Section 6.15 Environmental Matters...........................................................................24
    Section 5.16 Submissions to Lender...........................................................................25
    Section 5.17 Financing Statements............................................................................25
    Section 5.18 Rights to Payment...............................................................................26
    Section 5.19 Financial Solvency..............................................................................26

ARTICLE VI  Borrower's Affirmative Covenants.....................................................................27
    Section 6.1 Reporting Requirements...........................................................................27
    Section 6.2 Books and Records; Inspection and Examination....................................................29
    Section 6.3 Account Verification.............................................................................29
    Section 6.4 Compliance with Laws.............................................................................30
    Section 6.5 Payment of Taxes and Other Claims................................................................30
    Section 6.6 Maintenance of Properties........................................................................30
    Section 6.7 Insurance........................................................................................31
    Section 6.8 Preservation of Existence........................................................................31
    Section 6.9 Delivery of Instruments, etc.....................................................................31
    Section 6.10 P.O. Box;Credit Card Payments; Collateral Accounts..............................................31
    Section 6.11 Landlord's Disclaimers..........................................................................32
    Section 6.12 Performance by the Lender.......................................................................32
    Section 6.13 Maximum Debt to Book Net Worth Ratio............................................................33
    Section 6.14 Minimum Pre-Tax Net Income per Accounting Period................................................33
    Section 6.15 Minimum Fiscal Year-To-Date Net Income..........................................................33
    Section 6.16 Maximum Inventory Days..........................................................................33
    Section 6.17 New Covenants...................................................................................34

ARTICLE VII  Negative Covenants..................................................................................34
    Section 7.1 Liens............................................................................................34
    Section 7.2 Indebtedness.....................................................................................34

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
    Section 7.3 Guaranties.......................................................................................35
    Section 7.4 Investments and Subsidiaries.....................................................................35
    Section 7.5 Dividends........................................................................................36
    Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations....................................36
    Section 7.7 Intellectual Property............................................................................36
    Section 7.8 Consolidation and Merger; Asset Acquisitions.....................................................36
    Section 7.9 Sale and Leaseback...............................................................................36
    Section 7.10 Restrictions on Nature of Business..............................................................36
    Section 7.11 Capital Expenditures............................................................................36
    Section 7.12 Accounting......................................................................................36
    Section 7.13 Discounts, etc..................................................................................37
    Section 7.14 Defined Benefit Pension Plans...................................................................37
    Section 7.15 Other Defaults..................................................................................37
    Section 7.16 Place of Business; Name.........................................................................37
    Section 7.17 Organizational Documents........................................................................37
    Section 7.18 Salaries........................................................................................37

ARTICLE VIII  Events of Default, Rights and Remedies.............................................................37
    Section 9.1 Events of Default................................................................................37
    Section 8.2 Rights and Remedies..............................................................................39
    Section 8.3 Certain Notices..................................................................................40

ARTICLE IX  Miscellaneous........................................................................................40
    Section 9.1 Release..........................................................................................40
    Section 9.2 No Waiver; Cumulative Remedies...................................................................41
    Section 9.3 Amendments, Etc..................................................................................41
    Section 9.4 Addresses for Notices, Etc.......................................................................41
    Section 9.5 Servicing of Credit Facility.....................................................................42
    Section 9.6 Further Documents................................................................................43
    Section 9.7 Collateral.......................................................................................43
    Section 9.8 Costs and Expenses...............................................................................43
    Section 9.9 Indemnity........................................................................................44
    Section 9.10 Participants....................................................................................44
    Section 9.11 Execution in Counterparts.......................................................................44
    Section 9.12 Binding Effect; Assignment; Complete Agreement; Exchanging Information..........................45
    Section 9.13 Severability of Provisions......................................................................45
    Section 9.14 Headings........................................................................................45
    Section 9.15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial........................................46


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                         CREDIT AND SECURITY AGREEMENT

                         Dated as of December 27, 1999

                  The Sportsman's Guide, Inc., a Minnesota corporation (the "Borrower"), and Norwest Bank Minnesota, National Association, a national banking association (the "Lender"), hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "Accounting Period" means a four or five week fiscal period of the Borrower.

                  "Accounts" means as to any Person, all of that Person's accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to that Person arising out of the sale or lease of goods or rendition of services by that Person on an open account or deferred payment basis.

                  "Advance" means a Revolving Advance.

                  "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                  "Availability" means the difference of (i) the Borrowing Base and (ii) the sum of (A) the outstanding principal balance of the Revolving Note and (B) the L/C Amount.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota.

                  "Book Net Worth" means the total assets of the Borrower minus its total liabilities, as determined in accordance with GAAP.

                  "Borrowing Base" means, at any time the lesser of:

                  (a)      the Maximum Line; or

                  (b) subject to change from time to time in the Lender's sole discretion, the sum of:

                           (i)    80% of Eligible Accounts, plus

                           (ii)   55% of Eligible Inventory, less

                           (iii)  the Landlord's Disclaimer Reserve.

                  "Capital Expenditures", as to any Person, means any expenditure of money for the capital lease, purchase or other acquisition of any capital asset.

                  "Change of Control" means the occurrence of any of the following events:

                           (i) Any event, transaction or occurrence, or series thereof, where any Person or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act 1934) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of twenty-five percent (25%) or more of the assets, or economic or voting rights associated with ownership of the Borrower, and such Person or Group was not the beneficial owner of such assets or rights immediately prior to such event, transaction or occurrence, or series thereof; provided, however, that this clause (i) does not exclude any Person or group who becomes the benefical owner of up to thirty-five percent (35%) of the assets, or economic or voting rights associated with ownership of the Borrower, in connection with the private placement being conducted by Cruttenden Roth Incorporated on behalf of the Borrower.

                           (ii) During any consecutive two-year period, individuals who at the beginning of such period constituted the board of directors of the Borrower (together with any new directors whose election to such board of directors, or whose nomination for election by the stockholders of the Borrower, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Borrower then in office.


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                           (iii)  The Borrower is liquidated or dissolved or
                  adopts a plan of liquidation or dissolution.

                  "Collateral" means all of the Borrower's Equipment, General Intangibles, Inventory, Receivables, Investment Property, all sums on deposit in any Collateral Account, and any items in any lockbox or the P.O. Box; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions;
         (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; and (vi) all sums on deposit in the Special Account.

                  "Collateral Account" has the meaning given in the Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement of even date herewith by and among the Borrower, Norwest Bank Minnesota, National Association, in its capacity as collateral account agent, and the Lender.

                  "Commitment" means the Lender's commitment to make Advances and to issue Letters of Credit to or for the Borrower's account pursuant to Article II.

                  "Credit Facility" means the credit facility being made available to the Borrower by the Lender pursuant to Article II.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person on a consolidated basis as of the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease in accordance with GAAP.

                  "Debt to Book Net Worth Ratio" as of a given date means the ratio of the Borrower's Debt to its Book Net Worth.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any fiscal quarter during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.



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                  "Default Rate" means an annual rate equal to two percent (2%)
         over the Floating Rate, which rate shall change when and as the Floating Rate changes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Eligible Accounts" means all unpaid Accounts owed to the Borrower, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

                           (i) That portion of (a) the Borrower's "EZ Pay Plan" Accounts for which payments are delinquent and (b) list rental Accounts unpaid 120 days or more after the invoice date;

                           (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

                           (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services by the Borrower to the customer;

                           (iv) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that
                  (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                           (v) Accounts owed by an account debtor located outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                           (vi) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

                           (vii) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of the Borrower;

                           (viii) Accounts not subject to a duly perfected
                  security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

                           (ix) That portion of Accounts that has been restructured, extended, amended or modified;

                           (x) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;



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

                           (xi) List rental Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or (ix) above;

                           (xii) "EZ Pay Plan Accounts" owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (ii) or (ix) above; and

                           (xiii) Accounts, or portions thereof,
                  otherwise deemed ineligible by the Lender in its sole discretion.

                  "Eligible Inventory" means all Inventory of the Borrower reduced by any Eligible Inventory Reserve; provided, however, that the following shall not in any event be deemed Eligible Inventory:

                           (i) Inventory that is: in-transit unless such Inventory is acquired with the support of a documentary Letter of Credit and the Lender or a Person who has agreed to act as the Lender's agent has possession of all duplicate original documents of title covering such Inventory; located at any warehouse, job site or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from or to any Person or subject to any bailment;

                           (ii) Supplies, packaging, maintenance parts or sample Inventory;

                           (iii) Inventory that is damaged or not currently saleable in the normal course of the Borrower's operations;

                           (iv) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                           (v)    Inventory that is perishable or live;

                           (vi) Inventory that is subject to a security interest in favor of any Person other than the Lender;

                           (vii) Inventory that has been held for two (2) years or more to the extent the value thereof, after applying the Eligible Inventory Reserve, exceeds $1,000,000; and

                           (viii) Inventory otherwise deemed ineligible by the
                  Lender in its sole discretion.

                  "Eligible Inventory Reserve" means the greater of:

                           (i)    The reserve amount required by GAAP; or

                           (ii)   The sum of:



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                                    (A) For Inventory that has been held for one
                           (1) year or more but less than two (2) years, twenty-five percent (25%) of cost for such Inventory; and

                                    (B) For Inventory that has been held for two
                           (2) years or more, fifty percent (50%) of cost for such Inventory.

                  "Environmental Laws" has the meaning specified in Section
         5.15.

                  "Equipment" means, as to any Person, all of that Person's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by that Person.

                  "Event of Default" has the meaning specified in Section 8.1.

                  "Floating Rate" means an annual rate equal to the difference of the Prime Rate less the Margin, which annual rate shall change when and as the Prime Rate changes.

                  "Funding Date" has the meaning given in Section 2.1.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.6.

                  "General Intangibles" means, as to any Person, all of that Person's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, service marks, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use that Person's name, and the goodwill of that Person's business.

                  "Hazardous Substance" has the meaning given in Section 5.15.

                  "Inventory" means, as to any Person, all of that Person's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.


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                  "Inventory Days" as of any date means the product of 360 times the ratio of (i) Inventory at the lower of cost or market value as of such date to (ii) the cost of goods sold during the period of twelve
         (12) Accounting Periods ending on such date.

                  "Investment Property" means, as to any Person, all of that Person's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

                  "L/C Application" means an application and agreement for letters of credit in the Lender's then-current standard form.

                  "Landlord's Disclaimer Reserve" has the meaning specified in
         Section 6.11.

                  "Letter of Credit" has the meaning specified in Section 2.3.

                  "Loan Documents" means this Agreement, the Note and the Security Documents.

                  "Margin" has the meaning given in Section 2.7(a).

                  "Maturity Date" means December 23, 2002.

                  "Maximum Line" means $25,000,000, unless said amount is reduced pursuant to Section 2.11, in which event it means such lower amount.

                  "Minimum Interest Charge" has the meaning given in Section 2.7(c).

                  "Net Income" means after-tax consolidated net income from continuing operations as determined in accordance with GAAP.

                  "Note" means the Revolving Note.

                  "Obligations" means the Note and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, the Note, any L/C Application completed by the Borrower, or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Obligation of Reimbursement" has the meaning given in Section 2.4(a).

                  "Permitted Lien" has the meaning given in Section 7.1.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

                  "Premises" means all premises where the Borrower conducts its business or has any rights of possession, including (without limitation) the premises legally described in Exhibit C attached hereto.

                  "Prime Rate" means the rate publicly announced from time to time by Wells Fargo Bank, N.A. as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other Person who subsequently transfers such Person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                  "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                  "Revolving Advance" has the meaning given in Section 2.1.

                  "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Documents" means this Agreement, the Collateral Account Agreement, any lockbox agreement, the Trademark Security Agreement and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Servicer" means Wells Fargo Business Credit, Inc., a Minnesota corporation, or such other Person as the Lender may from time to time designate.

                  "Special Account" means a specified cash collateral account maintained by the Lender in connection with Letters of Credit, as contemplated by Section 2.5.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Tax Expense" as of any date means state and federal income taxes accrued for by the Borrower for the applicable period ending on such date, in accordance with GAAP.

                  "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or
         (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 8.2.

                  "Trademark Security Agreement" means the Trademark Security Agreement by the Borrower in favor of the Lender of even date herewith.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.15 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                  Section 1.2 Cross References. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

                  Section 2.1 Revolving Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in
Section 4.1 are satisfied (the "Funding Date") to the Termination Date (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance to the extent the amount thereof would exceed Availability. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article
III. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to Section 2.11 and reborrow.

                  Section 2.2 Procedures for Borrowing. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under
Section 2.1:

                  (a) The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Minneapolis, Minnesota time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

                  (b) Upon fulfillment of the applicable conditions set forth in
         Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with the Lender unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

                  Section 2.3 Letters of Credit.

                  (a) The Lender agrees, on the terms and subject to the conditions herein set forth, to issue, from the Funding Date to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for the Borrower's account. The Lender shall have no obligation to issue any Letter of Credit if the face amount of the Letter of Credit to be issued, would exceed the lesser of:

                           (i)    $10,000,000 less the L/C Amount, or

                           (ii)   Availability.

         Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into between the Borrower and the Lender, completed in a manner satisfactory to the Lender. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but if the terms of any such L/C Application and the terms of this Agreement are inconsistent, the terms hereof shall control.

                  (b) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

                  (c) Any request to issue a Letter of Credit under this Section
         2.3 shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

                  Section 2.4 Payment of Amounts Drawn Under Letters of Credit; Obligation of Reimbursement. The Borrower shall reimburse the Lender for all draws under any Letter of Credit in accordance with the applicable L/C Application and as follows:

                  (a) The Borrower shall pay to the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Lender may pay or incur relative to such draw and the applicable L/C Application, plus interest on all such amounts, charges and expenses as set forth below (the Borrower's obligation to pay all such amounts is herein referred to as the "Obligation of Reimbursement").

                  (b) Whenever a draft is submitted under a Letter of Credit, the Lender shall make a Revolving Advance in the amount of the Obligation of Reimbursement and shall apply the proceeds of such Revolving Advance thereto. Such Revolving Advance shall be repayable in accordance with and be treated in all other respects as a Revolving Advance hereunder.

                  (c) If a draft is submitted under a Letter of Credit when the Borrower is unable, because a Default Period exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrower shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the Borrower's inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon.

                  (d) The Borrower's obligation to pay any Revolving Advance made under this Section 2.4, shall be evidenced by the Revolving Note and shall bear interest as provided in Section 2.7.

                  Section 2.5 Special Account. If the Credit Facility is terminated for any reason whatsoever while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Obligations in the Lender's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

                  Section 2.6 Obligations Absolute. The Borrower's obligations arising under Section 2.4 shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of Section 2.4, under all circumstances whatsoever, including (without limitation) the following circumstances:

                  (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

                  (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

                  (c) the existence of any claim, setoff, defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

                  (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (e) payment by or on behalf of the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

                  (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  Section 2.7 Interest; Interest Rate Margin; Minimum Interest Charge; Default Interest; Participations; Usury. Interest accruing on the Note shall be due and payable in arrears on the first day of each month.

                  (a) MARGIN. The margin by which the Prime Rate shall be reduced (the "Margin") shall be equal to one quarter of one percent (0.25%) until changed pursuant to this Subsection (a). On the date the Lender receives and approves the Borrower's audited consolidated financial statements for its fiscal year ending December 31, 2000, if the Borrower's Net Income for such fiscal year is greater than $1,000,000, the Margin shall be one half of one percent (0.50%).

                  (b) REVOLVING NOTE. Except as set forth in Sections 2.7(d) and 2.7(f), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate.

                  (c) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to Section 2.7(b), the Borrower shall pay to the Lender interest of not less than $500,000 per calendar year beginning after December 31, 1999 (the "Minimum Interest Charge") during the term of this Agreement, prorated for partial years, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Section 2.7(b) on the date and in the manner provided in Section 2.9.

                  (d) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (e) PARTICIPATIONS. If any Person shall acquire a participation in the Advances or the Obligation of Reimbursement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under this Section 2.7, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

                  (f) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

                  Section 2.8 Fees.

                  (a) AMENDMENT FEE. The Borrower shall pay to the Lender a fully earned and non-refundable amendment fee of $15,000, due and payable upon the execution of this Agreement.

                  (b) ANNUAL FACILITY FEE. The Borrower shall pay to the Lender an annual facility fee equal to one eighth of one percent (0.125%) of the Maximum Line which shall be due and payable in equal quarterly installments on the date hereof and the first day of each calendar quarter thereafter other than January 1, 2000, which fee shall be deemed fully earned and non-refundable upon payment.

                  (c) LETTER OF CREDIT FEES. The Borrower shall pay to the Lender a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of one and one half percent (1.5%) of the aggregate amount that may then be drawn on all issued and outstanding Letters of Credit assuming compliance with all conditions for drawing thereunder (the "Aggregate Face Amount"), from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date; provided, however that during Default Periods, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to three and one half percent (3.5%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any and all fees, commissions and charges of any Issuer of a Letter of Credit with respect to or in connection with such Letter of Credit.

                  (d) AUDIT FEES. The Borrower shall pay to the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $500 per eight (8) hour day per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection; provided, however, that except during Default Periods, the Borrower shall not have to reimburse the Lender for more than two audits or inspections per year.

                  (e) INVENTORY APPRAISALS. The Borrower shall reimburse the Lender on demand for the cost of any appraisal of its Inventory; provided, however, that except during Default Periods, the Borrower shall not have to reimburse the Lender for more than one inventory appraisal per year.

                  Section 2.9 Computation of Interest and Fees; When Interest Due and Payable. Fees hereunder and interest accruing on the outstanding principal balance of the Advances and the Obligation of Reimbursement outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

                  Section 2.10 Capital Adequacy; Increased Costs and Reduced Return.

                  (a) CAPITAL ADEQUACY. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this
         Section 2.10(a):

                           (i) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                           (ii) "L/C Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding letters of credit, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules imposing taxes, duties or other similar charges, or mandating reserves, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by any Related Lender, on letters of credit.

                           (iii) "Related Lender" includes (but is not limited to) the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

                           (iv) "Return", for any period, means the return as determined by a Related Lender on the Advances and Letters of Credit based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules and L/C Rules then in effect, costs of issuing or maintaining any Letter of Credit and amounts received or receivable under this Agreement or the Notes with respect to any Advance or Letter of Credit. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                           (v) "Rule Change" means any change in any Capital Adequacy Rule or L/C Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or L/C Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

         The Lender will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Lender to compensation pursuant to this Section 2.10. Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.10, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

                   Section 2.11 Voluntary Prepayment; Reduction of the Maximum Line; Termination of the Credit Facility by Borrower. Except as otherwise provided herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility or reduce the Maximum Line at any time if (i) the Borrower gives the Lender at least 30 days' prior written notice and (ii) the Borrower pays the Lender the prepayment, termination or line reduction fees in accordance with
Section 2.12. Any reduction in the Maximum Line must be in an amount not less than $1,000,000 or an integral multiple thereof. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

                  Section 2.12 Termination and Line Reduction Fees; Waiver of Termination and Line Reduction Fees.

                  (a) TERMINATION AND LINE REDUCTION FEES. If the Lender or the Borrower terminates the Credit Facility for any reason as of a date other than the Maturity Date, or if the Borrower reduces the Maximum Line, the Borrower shall pay the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction thereof, as the case may be) as follows: (i) one percent (1.0%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; and (ii) one half of one percent (0.5%) if the termination or reduction occurs after the first anniversary of the Funding Date but on or before the second anniversary of the Funding Date.

                  (b) WAIVER OF TERMINATION AND LINE REDUCTION FEES. The Borrower will not be required to pay the termination or line reduction fees otherwise due under this Section 2.12 if such termination or line reduction is made because of refinancing by the Lender or an affiliate of the Lender.

                  Section 2.13 Mandatory Prepayment. Without notice or demand, if the sum of the outstanding principal balance of the Revolving Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall
(i) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.13 or under Section 2.11 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

                  Section 2.14 Payment. All payments to the Lender shall be made in immediately available funds. Amounts constituting proceeds of checks or cash shall be applied to the Obligations one Banking Day after receipt by the Lender. Amounts constituting proceeds of credit card payments, wire transfers or ACH transfers received at or before 12:30 p.m. Minneapolis, Minnesota on a Banking Day shall be applied to the Obligations upon receipt. Except as provided in the preceeding sentence, the Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrower hereby authorizes the Lender to charge against the Borrower's account with the Lender or, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

                  Section 2.15 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

                  Section 2.16 Use of Proceeds. The Borrower shall use the proceeds of Advances, and each Letter of Credit, if any, for ordinary working capital purposes.

                  Section 2.17 Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

                                   ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF

                  Section 3.1 Grant of Security Interest. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

                  Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (whether or not a Default Period then exists) notify any account debtor of the Borrower or other Person obligated to pay an amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the

Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose (to the extent such mail constitutes Collateral) of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or promptly forwarding such mail to the Borrower's last known address.

                  Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

                  Section 3.4 Occupancy.

                  (a) The Borrower hereby irrevocably grants to the Lender the right to take exclusive possession of the Premises at any time during a Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

                  Section 3.5 License. Without limiting the generality of the Trademark Security Agreement, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

                  Section 3.6 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, certain information is set out in Schedule 3.6.

                  Section 3.7 Setoff. The Borrower agrees that the Lender may at any time or from time to time during any Default Period, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

                  Section 4.1 Conditions Precedent to the Initial Revolving Advance and the Initial Letter of Credit. The Lender's obligation to make the initial Revolving Advance or to issue the initial Letter of Credit hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed by the Borrower.

                  (b) The Note, properly executed by the Borrower.

                  (c) An acknowledgment and agreement from each licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements.

                  (d) The Collateral Account Agreement, properly executed by the Borrower.

                  (e) The Trademark Security Agreement, properly executed by the Borrower.

                  (f) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents or trademarks have been filed and remain in effect against the Borrower except those financing statements and assignments of patents or trademarks relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents or trademarks satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (g) A certificate of the Borrower's secretary certifying as to
         (i) the resolutions of the Borrower's directors and if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (h) For the Borrower, a current certificate issued by the Secretary of State of its jurisdiction of organization, certifying that it is in good standing in such State.

                  (i) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (j) An opinion of counsel to the Borrower, addressed to the Lender.

                  (k) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (l) Payment of the fees and commissions due through the date of the initial Advance or Letter of Credit under Section 2.8 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.8, including all legal expenses incurred through the date of this Agreement.

                  (m) Evidence that after making the initial Revolving Advance and satisfying all obligations under the Old Credit Documents, trade payables unpaid more than forty-five (45) days after their stated due date, any book overdrafts and all costs incurred in connection with this Agreement, Availability shall be not less than $500,000.

          (n) Such other documents as the Lender in its sole discretion may require.

          Section 4.2 Conditions Precedent to All Advances and Letters of Credit. The Lender's obligation to make each Advance or to issue any Letter of Credit shall be subject to the further conditions precedent that on such date:

          (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance or issuance of Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance or the issuance of such Letter of Credit, as the case may be, which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lender as follows:

          Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Tax Identification Number. The Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of its organization and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. No dissolution or termination of the Borrower has occurred, and no notice of dissolution or articles of termination have been filed with respect to the Borrower. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. For the Borrower, during its existence, (i) it has done business solely under the names set forth in Schedule 5.1 (ii) its chief executive office and principal place of business is located at the address set forth in Schedule 5.1, (iii) all of its records relating to its business or the Collateral are kept at that location, (iv) all of its Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1, and (v) its tax identification number is correctly set forth in Schedule 3.6.

          Section 5.2 Capitalization. Schedule 5.2 constitutes a correct and complete list of all ownership interests in the Borrower and rights to acquire ownership interests equal to or exceeding five percent (5.0%).

          Section 5.3 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the

Borrower's shareholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or its articles of incorporation; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

          Section 5.4 Legal Agreements.

          (a) The Old Credit Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower has no claim, defense or offset to enforcement of the Old Credit Documents.

          (b) This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          Section 5.5 Subsidiaries. Except for GuideOutdoors.com Inc. which the Borrower intends to organize as a wholly owned subsidiary of the Borrower, the Borrower has no Subsidiaries. Guide Outdoors.com Inc. has been incorporated under the laws of the State of Delaware.

          Section 5.6 Financial Condition; No Adverse Change. The Borrower has heretofore furnished to the Lender audited financial statements dated as of January 3, 1999, and unaudited interim financial statements dated as of October 31, 1999 and those statements fairly present the Borrower's financial condition as of the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

          Section 5.7 Litigation. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliate before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

          Section 5.8 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          Section 5.9 Taxes. The Borrower and its Affiliates has paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any of its Affiliates, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

          Section 5.10 Titles and Liens. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.6 and all proceeds thereof, free and clear of all mortgages, security interests, liens, adverse claims and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

          Section 5.11 Year 2000. The Borrower has evaluated all of the data processing systems necessary to the conduct of its business (including computer hardware, software and firmware, and including data processing systems embedded within equipment) and has implemented such hardware and software modifications and upgrades as may be necessary for such systems to be Year 2000 Compliant. For purposes hereof, "Year 2000 Compliant" means with respect to any data processing system, (i) that such system accurately records, stores, processes and presents date data with respect to dates on and after January 1, 2000 in the same manner, and with substantially the same functionality, as the such system records, stores, processes and presents date data with respect to dates on and before December 31, 1999; and (ii) that such system accurately records, stores, processes and presents date ranges beginning on or before December 31, 1999 and ending on or after January 1, 2000, or occurring entirely on or after January 1, 2000, in the same manner, and with substantially the same functionality, as such system records, stores, processes and presents date ranges occurring entirely on or before December 31, 1999.

          Section 5.12 Intellectual Property Rights. The Borrower owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted. The Borrower is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. The Borrower owns or has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, computer programs and technical data necessary to the development, operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens or claims of others. The Borrower is not using any confidential information or trade secrets of others. The Borrower is not, nor has the Borrower received notice with respect to, infringing upon or otherwise acting adversely to any known right or claimed right of any Person under or with respect to any patents, trademarks, service marks, trade names, copyrights, licenses or rights with respect to the foregoing which could have a material adverse effect on the Borrower.

          Section 5.13 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any of its Affiliates has received any notice or has any knowledge to the effect that they are not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

          (a) Any accumulated funding deficiency within the meaning of ERISA; or

          (b) Any liability or know of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

          Section 5.14 Default. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

          Section 5.15 Environmental Matters.

          (a) Definitions. As used in this Agreement, the following terms shall have the following meanings:
               (i) "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.
               (ii) "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

          (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

          (c) To the Borrower's best knowledge, the Borrower has never disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

          (d) There are not and there never have been, during the Borrower's occupancy, any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

          (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

          (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

          (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or the Borrower's businesses.

          Section 5.16 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the Credit Facility is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

          Section 5.17 Financing Statements. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

          Section 5.18 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

          Section 5.19 Financial Solvency. Both before and after giving effect to the transactions contemplated in the Loan Documents, neither the Borrower or any of its Affiliates:

          (a) was or will be insolvent, as that term is used and defined in
     Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

          (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

          (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

          (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

          (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI

                        BORROWER'S AFFIRMATIVE COVENANTS

          So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

          Section 6.1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

          (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared on a consolidating and consolidated basis to include any Subsidiaries of the Borrower, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.13, 6.14, 6.15,
     6.16 and 7.11; and (iii) a certificate of the Borrower's chief financial officer, vice president of finance or controller stating that such financial statements have been prepared in accordance with GAAP, fairly represent the Borrower's financial position and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

          (b) as soon as available and in any event within 20 days after the end of each Accounting Period, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such Accounting Period and for the fiscal year-to-date period then ended, prepared on a consolidating and consolidated basis to include any Subsidiaries, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, vice president of finance or controller, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly represent the Borrower's financial position and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.13, 6.14, 6.15, 6.16 and 7.11;

          (c) within 15 days after the end of each Accounting Period or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, an inventory certification report for the Borrower, and a calculation of the Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period;

          (d) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each Accounting Period of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

          (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.15 or which seek a monetary recovery against the Borrower in excess of $100,000;

          (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

          (g) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

          (h) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

          (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers exceeding $100,000 in the aggregate during any fiscal year; and (ii) any change in the persons constituting the Borrower's officers and board of directors;

          (j) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

          (k) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

          (l) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

          (m) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

          (n) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

          Section 6.2 Books and Records; Inspection and Examination. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to its business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its board of directors, officers and designated employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

          Section 6.3 Account Verification. The Lender may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

          Section 6.4 Compliance with Laws.

          (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

          (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

          Section 6.5 Payment of Taxes and Other Claims. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower will be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

          Section 6.6 Maintenance of Properties.

          (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Borrower's judgment, desirable in the conduct of its business and not disadvantageous in any material respect to the Lender as holder of the Obligations.

          (b) The Borrower will defend the Collateral against all claims or demands of all Persons (other than the Lender) claiming the Collateral or any interest therein.

          (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

          Section 6.7 Insurance. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

          Section 6.8 Preservation of Existence. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

          Section 6.9 Delivery of Instruments, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

          Section 6.10 P.O. Box; Credit Card Payments; Collateral Accounts.

          (a) The Borrower will irrevocably direct all present and future Account debtors (except account debtors whose payments arise from credit cards) and other Persons obligated to make payments constituting Collateral to make such payments directly to the P.O. Box. All of the borrower's invoices, account statements and other written or oral communciations directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the P.O. Box and shall include the P.O. Box address.

          (b) The Borrower shall instruct all present and future credit card processors to deposit all funds payable to the Borrower under all present and future agreements between the Borrower and such credit card processors directly into the Collateral Account. The Borrower shall deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts and all other proceeds of Collateral which are received in the P.O. Box, and/or which the Borrower may receive directly notwithstanding its direction to Account debtors and other obligors to make payments to the P.O. Box, immeditaely upon reciept thereof, in the form received, except for any necessary endorsement of the Borrower.

          (c) Until so deposited, the Borrower shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

          (d) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

          (e) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, in accordance with Section 2.14, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

          (f) All items deposited in any Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender the amount of that item, or the Lender at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in any Collateral Account, whether or not in fact endorsed by the Borrower.

          Section 6.11 Landlord's Disclaimers. The Borrower shall deliver to the Lender, in form and substance satisfactory to the Lender, true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each lease within sixty (60) days of the date hereof. Until the Borrower so delivers all of the aforementioned documents, the Lender shall reserve an amount equal to three months rent owed under the Leases (the "Landlord's Disclaimer Reserve").

          Section 6.12 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Default Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.12.

          Section 6.13 Maximum Debt to Book Net Worth Ratio. The Borrower will maintain the ratio of its Debt to its Book Net Worth, determined as at the end of each fiscal quarter ending on or about the dates listed below, at not more than the ratio set forth opposite such period:

                   Date                            Maximum Debt to Book Net
                   ----                            ------------------------
                                                         Worth Ratio
                                                       ---------------
                3/31/2000                               2.25 to 1.00
                6/30/2000                               2.25 to 1.00
                9/30/2000                               2.50 to 1.00
                12/31/2000                              2.00 to 1.00


          Section 6.14 Minimum Pre-Tax Net Income per Accounting Period. The Borrower will achieve Net Income plus Tax Expense during each Accounting Period of not less than $(500,000).

          Section 6.15 Minimum Fiscal Year-To-Date Net Income. The Borrower will achieve fiscal year-to-date Net Income, determined as of the end of each fiscal quarter ending on or about the dates listed below, of not less than the amount set forth opposite such date:

                Date                               Minimum Fiscal Year-To-
                ----                               ------------------------
                                                        Date Net Income
                                                        ---------------
              3/31/2000                                   $(300,000)
              6/30/2000                                   $(300,000)
              9/30/2000                                   $(300,000)
              12/31/2000                                  $1,000,000


          Section 6.16 Maximum Inventory Days. As of the end of each fiscal quarter, the Borrower shall maintain an Inventory level of not more than 175 Inventory Days on hand.

          Section 6.17 New Covenants. On or before the end of each fiscal year of the Borrower, the Borrower and the Lender shall agree on new covenant levels for Sections 6.13, 6.15 and 7.11 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

          So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

          Section 7.1 Liens. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, adverse claim, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

          (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

          (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Schedule 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

          (c) the Security Interest and liens and security interests created by the Security Documents; and

          (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof , not exceeding $2,000,000 for any one purchase or $3,000,000 in the aggregate during any fiscal year]and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

          Section 7.2 Indebtedness. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on its behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

          (a) indebtedness arising hereunder;

          (b) indebtedness in existence on the date hereof and listed in
     Schedule 7.2 hereto; and

          (c) indebtedness relating to liens permitted in accordance with
     Section 7.1.

          Section 7.3 Guaranties. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

          (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

          (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

          Section 7.4 Investments and Subsidiaries.

          (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

               (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

               (ii) except as set forth in clause (iii), travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of $100,000;

               (iii) a loan to Mr. Olen in the amount of $262,583.03 and all interest accrued and accruing thereon not exceeding the applicable federal rate;

               (iv) the Borrower's investment in GuideOutdoors.com Inc. not exceeding its investment as of the date hereof and the net proceeds of any offering of the Borrower's equity securities for the purpose of financing such company; and

               (v) advances in the form of progress payments, prepaid rent not exceeding two months or security deposits.

          (b) The Borrower will not create or permit to exist any Subsidiary other than GuideOutdoors.com Inc.

          Section 7.5 Dividends. Except as set forth below, the Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

          Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

          Section 7.7 Intellectual Property. The Borrower will not sell, assign or grant licenses to use, any of its applications for patents, patents, copyrights, trademarks, trade secrets, trade names or other intellectual property to any other Person.

          Section 7.8 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

          Section 7.9 Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          Section 7.10 Restrictions on Nature of Business. The Borrower will not engage in any line of business materially different from that in which it is presently engaged and will not purchase, lease or otherwise acquire assets not related to its business.

          Section 7.11 Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $3,000,000.

          Section 7.12 Accounting. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

          Section 7.13 Discounts, etc. The Borrower will not at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor.

          Section 7.14 Defined Benefit Pension Plans. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.13.

          Section 7.15 Other Defaults. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon it.

          Section 7.16 Place of Business; Name. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

          Section 7.17 Organizational Documents. The Borrower will not amend its articles of incorporation and bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

          Section 7.18 Salaries. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation.

                                  ARTICLE VIII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

          Section 8.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

          (a) Default in the payment of the Obligations when they become due and payable;

          (b) Failure to pay when due any amount specified in Section 2.4 relating to the Obligation of Reimbursement, or failure to pay immediately when due or upon termination of the Credit Facility any amounts required to be paid for deposit in the Special Account under Section 2.5;

          (c) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement ;

          (d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

          (e) A Change of Control shall occur with respect to the Borrower;

          (f) The Borrower shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower; or the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower;

          (g) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor;

          (h) Any representation or warranty made by the Borrower in this Agreement or by the Borrower (or by any of its officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective;

          (i) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of $100,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

          (j) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

          (k) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under

     Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

          (l) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note;

          (m) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

          (n) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

          (o) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

          (p) Any event or circumstance with respect to the Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrower shall occur; or

          (q) Any breach, default or event of default by or attributable to any Affiliate of the Borrower under any agreement between such Affiliate and the Lender.

          Section 8.2 Rights and Remedies. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

          (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

          (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

          (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower, including without limitation any funds on deposit with the Lender, whether or not matured, to the payment of the Obligations;

          (d) the Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.13 an amount equal to the aggregate maximum amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

          (e) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

          (f) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

          (g) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (f) or (g) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

          Section 8.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.4) at least ten calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                  Miscellaneous

          Section 9.1 Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, any participants and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this

Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

          Section 9.2 No Waiver; Cumulative Remedies. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

          Section 9.3 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

          Section 9.4 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrower:

                  The Sportsman's Guide, Inc.
                  411 Farwell Avenue
                  South St. Paul, Minnesota 55075
                  Telecopier:  (651) 552-5345
                  Attention: David M. Kolkind

                  With a copy to:

                  Bruce A. Teeters, Esq.
                  Chernesky, Heyman & Kress P.L.L
                  10 Courthouse Plaza SW, Suite 1100
                  Dayton, Ohio 45402
                  Telecopier: (937) 449-2821

                  If to the Lender:

                  Norwest Bank Minnesota, National Association
                  Sixth Street and Marquette Avenue
                  MAC N9312-040
                  Minneapolis, Minnesota 55479-0095
                  Telecopier:  (612) 667-2269
                  Attention: Brian Fitzpatrick

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

          Section 9.5 Servicing of Credit Facility.

          (a) The Lender has entered into a servicing agreement (the "Servicing Agreement") with the Servicer to service and enforce the Loan Documents and collect the Obligations on the Lender's behalf. Pursuant to the Servicing Agreement, the Lender has authorized the Servicer to take certain actions, perform certain duties and exercise certain powers on the Lender's behalf under the provisions of the Loan Documents and any other instruments and agreements referred to in this Agreement.

          (b) The Servicer shall have no duties or responsibilities to the Borrower, but only to the Lender and then only as expressly set forth in the Servicing Agreement. Without limiting the generality of the foregoing, the Servicer shall have no obligation to make any loans or advances to the Borrower. Neither the Servicer nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by them hereunder or in connection herewith, unless caused by its or their willful misconduct. The Servicer's duties shall be mechanical and administrative in nature; nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Servicer any obligations with respect to the Loan Documents except as expressly set forth herein. The Borrower will not in any way be construed to be a third party beneficiary of any relationship between the Servicer and the Lender.

          (c) The Servicer shall be entitled to rely, and shall be fully protected in relying, upon any communication whether written or oral believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

          (d) The Borrower shall be entitled to rely upon any communication whether written or oral sent or made by the Servicer for and on behalf of the Lender with respect to all matters pertaining to the Loan Documents and the Borrower's duties and obligations hereunder, unless and until the Borrower receives written notice from the Lender that the Servicer is no longer servicing the Credit Facility.

          (e) The Servicer shall hold and be the custodian of the Loan Documents on the Lender's behalf for so long as the Servicer is servicing the Credit Facility.

          (f) The Servicing Agreement may be terminated at any time without prior notice to or consent of the Borrower. Upon termination of the Servicing Agreement and failure to replace the Servicing Agreement with a new servicing agreement, all references herein to the Servicer shall thereafter mean and refer to the Lender.

          Section 9.6 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

          Section 9.7 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

          Section 9.8 Costs and Expenses. The Borrower shall pay on demand all costs and expenses, including (without limitation) reasonable attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letters of Credit, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

          Section 9.9 Indemnity. In addition to the payment of expenses pursuant to Section 9.8, the Borrower shall indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):
               (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;
               (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section 5.15 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and
               (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.9 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

          Section 9.10 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

          Section 9.11 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

          Section 9.12 Binding Effect; Assignment; Complete Agreement; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower will not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo & Company, and all direct and indirect subsidiaries of Wells Fargo & Company, may exchange among themselves any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

          Section 9.13 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          Section 9.14 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 9.15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division; and (iv) agree that a final judgment in any such suit, action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

NORWEST BANK MINNESOTA,                 THE SPORTSMAN'S GUIDE, INC.
  NATIONAL ASSOCIATION

By  /s/ Brian Fitzpatrick               By  /s/ David M. Kolkind
   ---------------------------------       ------------------------------------
     Brian Fitzpatrick                     David M. Kolkind
     Its Vice President                    Its Vice President Finance/Treasurer

               Table of Exhibits and Schedules

        Exhibit A              Form of Revolving Note

        Exhibit B              Form of Compliance Certificate

        Exhibit C              Premises

        -------------------

        Schedule 3.6           Financing Statement Information

        Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

        Schedule 5.2           Capital Stock

        Schedule 7.1           Permitted Liens

        Schedule 7.2           Permitted Indebtedness and Guaranties

                                            Exhibit A to Credit and Security
                                            Agreement

                                 REVOLVING NOTE

$25,000,000                                               Minneapolis, Minnesota
                                                               December 27, 1999

          For value received, the undersigned, The Sportsman's Guide, Inc., a Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of Norwest Bank Minnesota, National Association, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Twenty-Five Million Dollars and No Cents ($25,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

          This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

          The Borrower hereby agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

          Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                     THE SPORTSMAN'S GUIDE, INC.

                                     By
                                        -------------------------------------
                                        David M. Kolkind
                                        Its Vice President Finance/Treasurer

                                      Exhibit B to Credit and Security
                                      Agreement

                             COMPLIANCE CERTIFICATE

To:            Brian Fitzpatrick
               Norwest Bank Minnesota, National Association

Date:                            , 200
               ------------------      -----

Subject:       The Sportsman's Guide, Inc.
               Financial Statements

          In accordance with our Credit and Security Agreement dated as of December 23, 1999 (the "Credit Agreement"), attached are the financial statements of The Sportsman's Guide, Inc. (the "Borrower") as of and for
                , 200   (the "Reporting Date") and the year-to-date period then
ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

          I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the Reporting Date.

          Events of Default. (Check one):

     [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

     [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto. The Borrower acknowledges that pursuant to Section 2.7(d) the Lender may impose the Default Rate at any time during the resulting Default Period.

          Financial Covenants. I further hereby certify as follows:

          1. Maximum Debt to Book Net Worth Ratio. Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date, the ratio of the Borrower's
     Debt to its Book Net Worth was       to 1.00 which [ ] satisfies [ ] does
     not satisfy the requirement that such ratio be no more than        to 1.00
     on the Reporting Date as set forth in table below:

                   Date                            Maximum Debt to Book Net
                   ----                            ------------------------
                                                         Worth Ratio
                                                         -----------
                3/31/2000                               2.25 to 1.00
                6/30/2000                               2.25 to 1.00
                9/30/2000                               2.50 to 1.00
                12/31/2000                              2.00 to 1.00

          2. Minimum Net Income. Pursuant to Section 6.15 of the Credit Agreement, the Borrower's fiscal year-to-date Net Income as of the
     Reporting Date was $           , which [ ] satisfies [ ] does not satisfy
     the requirement that such amount be not less than $   during such period as
     set forth in table below:

                 Date                            Minimum Fiscal Year-To-
                 ----                            -----------------------
                                                    Date Net Income
                                                    ---------------
              3/31/2000                                 $(300,000)
              6/30/2000                                 $(300,000)
              9/30/2000                                 $(300,000)
              12/31/2000                                $1,000,000

          3. Minimum Pre-Tax Net Income per Accounting Period. Pursuant to
     Section 6.14, for the Accounting Period ending on the Reporting Date, the
     Borrower's Net Income plus Tax Expense was $            , which [ ]
     satisfies [ ] does not satisfy the requirement that such amount be not less than $(500,000) during such Accounting Period.

          4. Maximum Inventory Days. Pursuant to Section 6.16 of the Credit Agreement, as of the end of the Reporting Date, the turnover rate for
     Inventory was            Inventory Days which [ ] satisfies [ ] does not
     satisfy the requirement that such amount be not more than 175 Inventory
     Days.

          5. Capital Expenditures. Pursuant to Section 7.11 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the
     Borrower has expended or contracted to expend during the               year
     ended               , 199   , for Capital Expenditures, $
     in the aggregate and at most $               in any one transaction, which
     [ ] satisfies [ ] does not satisfy the requirement that such expenditures
     not exceed $3,000,000 in the aggregate and $            for any one
     transaction during such year.

          6. Salaries. As of the Reporting Date, the Borrower [ ] is [ ] is not in compliance with Section 7.18 of the Credit Agreement concerning salaries.

          Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                  THE SPORTSMAN'S GUIDE, INC.

                                  By
                                     -------------------------------
                                     Its
                                         ---------------------------

                                           Exhibit C to Credit and Security
                                           Agreement

                                    PREMISES

          The Premises referred to in the Credit and Security Agreement are legally described as follows:



          I. 411 FARWELL AVENUE SOUTH, SAINT PAUL, MINNESOTA 55075

     Legal Description of Land: All that part of Government Lot 2, Section 34, Township 28, Range 23, described as follows: Beginning at a point 233.00 feet south of the Northwest Corner of said Government Lot 2 and 934.76 feet East of the West line of above-mentioned Government Lot 2, which point is established with an Iron Monument; thence continuing East 398.91 feet to the West Right-of-Way line (Radius of curve 1547.69 feet) to an Iron Monument; thence South 40 09' E a distance of 182.79 feet, along said Right-of-Way line, to an Iron Monument; thence West, parallel with aforesaid North line of Government Lot 2 a distance of 567.27 feet to an Iron Monument thence North, parallel with the West line of Government Lot 2 a distance of 195.43 feet to the point of beginning.


     That part of Government Lot 2 of Section 34, Township 28, Range 23, described as follows, to-wit: Commencing at the intersection of the northerly line of the Chicago, Milwaukee, St. Paul and Pacific Railroad and the west line of said Government Lot 2, thence northerly along said west line to its intersection with the southerly right-of-way line of S.T.H. No. 13, thence Northeasterly along said Southeasterly right-of-way line to a point which is 233 feet south of the North line of said Government Lot 2, thence East parallel with the North line of said Government Lot 2, to a point which is 934.76 feet East of the West line of said Government Lot 2, thence South parallel to the West line of said Government Lot 2, a distance of 195.43 feet thence East parallel to the North line of said Government Lot 2, to a point which is 1002.03 feet East of the West line of said Government Lot 2, thence south and parallel to the West line of said Government Lot 2, a distance of 895.60 feet to a point on the Northerly right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railroad, thence Northwesterly along said Northerly right-of-way line to the point of beginning.


          II. 2360 PILOT KNOB ROAD, MENDOTA HEIGHTS, MINNESOTA

     That part of the NE 1/4 of Section 27, T 28 N, R 22 W described as follows:

         Commencing at the Southeast corner of said NE 1/4; thence S 89 degrees 26' 30" W, along the South line of said NE 1/4, 50 feet to the West R/W line of the Chicago & North Western Rwy.; thence N 0 degrees 00' W, along said R/W line 177.43 feet to the point of beginning of the property to be described; thence S 63 degrees 25' W, 356.37 feet; thence N 26 degrees 35' W, 429 feet; thence S 63 degrees 25' W, 100 feet; thence N 26 degrees 35' W 48 feet; thence S 63 degrees 25' W, 287 feet to the Northeasterly R/W line of the Stockyards Road (a private road with a R/W 25 feet on each side of the centerline); thence N 26 degrees 35' W, along said R/W line 563.01 feet to the Southeasterly R/W line of Armour Ave. (a private road 66 feet wide); thence N 63 degrees 26' E, along said R/W line 977.32 feet to the Westerly R/W line of the Chicago & North Western Rwy.; thence S 26 degrees 32' E along said R/W line 356.53 feet; thence Southerly along said R/W line on a curve concave to the West, central angle 26 degrees 32', radius of 918.9 feet, arc distance of 425.54 feet; thence S 0 degrees 00' E, along said R/W line 305.04 feet to the point of beginning, containing 776,592 square feet or 17.828 acres more or less.


         The bearings for this description are based on an assumed bearing of N 0 degrees 00' E on the East line of said NE 1/4 of Section 27.


                III. 2537 WEST HIGHWAY 10, MOUNDS VIEW, MINNESOTA

               All that part of the Northeast Quarter of the Northeast Quarter of Section 7, Township 30 North, Range 23 West, Ramsey County, Minnesota, lying northeasterly of S.T.H. No. 10, subject to S.T.H. No. 10, to Long Lake Road over the easterly 33 feet thereof, and subject to County Road "I," said County Road "I" is described as follows on Page 299, Book 1034 of Deeds, Document No. 951328:


               The northerly 33 feet of the Northeast Quarter of the Northeast Quarter of Section 7, Township 30 North, Range 23 West, lying easterly of the right-of-way of the Anoka Cutoff (U.S. #10) and westerly of the right-of-way of Long Lake Road.


               Subject to a utility easement to the City of Mounds View described as follows:


                  A strip of land 20 feet in width lying 10 feet on each side of the following described centerline: Commencing at the Northeast corner of Section 7, Township 30, Range 23, Ramsey County, Minnesota; thence South along the east line of said Section 7 a distance of 597 feet; thence deflecting to the right 89 degrees 07 feet to the west line of Long Lake Road for the actual point of beginning of the strip being described; thence continuing along said line deflected right 89 degrees 017 feet a distance of 320.99 feet; thence deflecting to the right 41 degrees 32 feet a distance of 180.26 feet to Point A and then continuing on said deflection right of 41 degrees 32 feet a further distance of 244.18 feet, being a distance of 424.44 feet in all on this line;


                                      -C2-
         thence deflecting to the right 49 degrees 21 feet a distance of 47.74 feet to Point B and continuing on said line deflected right 49 degrees 21 feet a distance of 234.73 feet, more or less, being a total distance of 282.47 feet, more or less, on this line, to the south line of County Road "I" for the point of termination of the strip being described; thence continuing on said line deflected 49 degrees 21 feet right to the north line of said Section 7; thence East on the north line of said
         Section 7 a distance of 676 feet, more or less, to the point of commencement. And also a strip of land 20 feet in width lying 10 feet on each side of the following described centerline: Commencing at Point A in the previously described description; thence northeasterly at right angles to the line on which Point A is situated a distance of
         282.70 feet and there terminating. And also a strip of land 20 feet in width lying 10 feet on each side of the following described centerline:
         Commencing at Point B in the previously described centerline; thence Easterly at right angles to the line on which Point B is situated a distance of 54 feet and there terminating.


               Subject to the rights of the State of Minnesota to erect temporary snow fences upon S.T.H. No. 10 right-of-way and upon the lands adjacent thereto as described on Page 453, Book 1440 of Deeds, Document No. 1326463.



                                      -C3-

                                             Schedule 3.6 to Credit and Security
                                             Agreement

                         FINANCING STATEMENT INFORMATION

-------------------------------------------------------------------------------

NAME, ADDRESS AND EMPLOYER
IDENTIFICATION NUMBER OF DEBTOR:

The Sportsman's Guide, Inc.
411 Farwell Avenue
South St. Paul, Minnesota 55075

Federal Employer Identification No. 41-
1293081

NAME, ADDRESS AND EMPLOYER
IDENTIFICATION NUMBER OF SECURED PARTY:

Norwest Bank Minnesota, National
Association
Sixth Street and Marquette Avenue
MAC N9312-040
Minneapolis, Minnesota 55479-0095

Federal Tax Identification No. 41-1592157
-------------------------------------------------------------------------------

                                             Schedule 5.1 to Credit and Security
                                             Agreement

        Trade Names, Chief Executive Office, Principal Place of Business,
                           and Locations of Collateral

                                   TRADE NAMES

                     The Sportsman's Guide

                     Guide Outdoors.com

                     Bargain Outfitters.com

                     The Company transacted business under the name "The Olen Company" prior to 1986.

                   CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS

               411 Farwell Avenue
               South St. Paul, Minnesota 55075

                       OTHER INVENTORY AND EQUIPMENT LOCATIONS

2537 W. Highway 10                          2360 Pilot Knob Road
Mounds View, Minnesota 55112                Mendota Heights, Minnesota 55118
Telephone: (651) 792-9492                   Telephone: (651) 406-9740
Fax: (651) 792-9788                         Fax: (651) 406-9741
Attention: Karl Pixler                      Attention: Al Fettig

                                             Schedule 5.2 to Credit and Security
                                             Agreement

                                  CAPITAL STOCK

---------------------------------------- -------------------------------------- ----------------------------------

      TYPE/CLASS/SERIES OF STOCK              NUMBER OF AUTHORIZED SHARES         NUMBER OF ISSUED AND OUTSTANDING
                                                                                                SHARE
---------------------------------------- -------------------------------------- --------------------------------------

Common, $.01 par value                                36,800,000                              4,747,810
---------------------------------------- -------------------------------------- --------------------------------------

Series A Preferred, $.01 par value                      200,000                                   0
---------------------------------------- -------------------------------------- --------------------------------------

Undesignated                                           3,000,000                                  0
---------------------------------------- -------------------------------------- --------------------------------------

         The Borrower has granted options to purchase up to 617,069 common shares pursuant to incentive and other employee stock option plans.

         The Borrower granted to the managing underwriters of the Borrower's 1998 public equity offering a warrant to purchase up to 100,000 common shares.



See attached for 5% holders.

                         FIVE PERCENT BENEFICIAL OWNERS


         The following list sets forth certain information with respect to the beneficial ownership of common stock of the Borrower as of December 27, 1999 by those persons or groups known to the Borrower to beneficially own more than 5% of our common stock.

                                                                                       COMMON STOCK

                                                                                    BENEFICIALLY OWNED
                                                                                    ------------------
NAME                                                                           NUMBER                   PERCENT (1)
----                                                                           ------                   -----------

                                                                               522,000                        11.0%
Vincent W. Shiel (2)...............................................

                                                                               250,851                         5.1%
Gary Olen (3)......................................................


Ralph E. Heyman,
     individually and as trustee of various trusts for the
     benefit of Dr. and Mrs. Shiel and their children                          383,725                         8.1%
     and grandchildren (4) ........................................


Wellington Management Company, LLP (5)
     75 State Street                                                           335,400                         7.1%
     Boston, MA  02109.............................................


Dimensional Fund Advisors Inc. (6)
     1299 Ocean Avenue
     11th Floor                                                                302,800                         6.4%
     Santa Monica, CA  90401.......................................


Kalmar Investments Inc. (7)
     3701 Kennett Pike                                                         300,000                         6.3%
     Greenville, DE  19807 ........................................




                                    -5.2-2-

----------------


(1) Percentages are calculated on the basis of the number of shares outstanding on December 27, 1999 plus the number of shares issuable pursuant to options held by the individual which are exercisable within 60 days after December 27, 1999.

(2) Includes 420,051 shares held by the Vincent W. Shiel Family Limited Partnership of which the Vincent W. Shiel Revocable Trust, of which Dr. Shiel is trustee, owns a 99.9% limited partnership interest and a 99.8% interest in the general partner, and 101,949 shares held by the Helen
         M. Shiel Family Limited Partnership of which the Helen M. Shiel Revocable Trust, of which Mrs. Shiel is trustee, owns a 99.9% limited partnership interest and a 99.8% interest in the general partner. Helen
         M. Shiel is the wife of Dr. Shiel. Does not include 633,848 shares held by Dr. and Mrs. Shiel's children or in trusts for the benefit of Dr. and Mrs. Shiel and their children and grandchildren of which Dr. Shiel expressly disclaims beneficial ownership.

(3) Includes 158,668 shares issuable upon the exercise of options. Does not include 46,000 shares held in trusts for the benefit of Mr. Olen's children and grandchildren of which Mr. Olen expressly disclaims beneficial ownership.

(4) Includes 382,725 shares held as trustee of various trusts for the benefit of Dr. and Mrs. Shiel and their children and grandchildren, of which Mr. Heyman has no pecuniary interest. Does not include 522,000 shares held by the Vincent W. Shiel Family Limited Partnership and the Helen M. Shiel Family Limited Partnership over which Mr. Heyman shares voting and dispositive power and of which Mr. Heyman expressly disclaims beneficial ownership. Mr. Heyman's address is 1100 Courthouse Plaza S.W., Dayton, Ohio 45402.

(5) Based on a Schedule 13G filing dated February 9, 1999. Wellington Management Company, LLP, a registered investment advisor, is the beneficial owner of 335,400 shares owned of record by its clients and has shared power to vote and dispose of the 335,400 shares.

(6) Based on a Schedule 13G filing dated February 11, 1999. Dimensional Fund Advisors Inc., a registered investment advisor, has sole power to vote and dispose of 302,800 shares held by investment companies and other investment vehicles to which Dimensional Fund Advisors Inc. provides investment advice. Dimensional Fund Advisors Inc. disclaims beneficial ownership of the 302,800 shares.

(7) Based on a Schedule 13G filing dated January 8, 1999. Kalmar Investments Inc., a registered investment advisor, has sole power to dispose of 300,000 shares but does not have the power to vote the 300,000 shares.



                                    -5.2-3-

                                             Schedule 7.1 to Credit and Security
                                             Agreement

                                 PERMITTED LIENS


-------------------------------------------------------------------------------------------------------------------------
         CREDITOR                    COLLATERAL                 JURISDICTION            FILING DATE      FILING NUMBER


-------------------------------------------------------------------------------------------------------------------------
Computer Sales              Leased equipment pursuant      Minnesota Secretary of        1/9/1995           1728610
International, Inc.         to Master Lease                         State

-------------------------------------------------------------------------------------------------------------------------
Bank One Leasing            Leased equipment pursuant      Minnesota Secretary of        1/9/1995           1728611
Corporation (assigned by    to Master Lease                         State
Computer Sales
International, Inc.)
-------------------------------------------------------------------------------------------------------------------------
Bank One Leasing            Leased equipment pursuant      Minnesota Secretary of        1/24/1995          1732697
Corporation (assigned by    to Master Lease                         State
Computer Sales
International, Inc.)
-------------------------------------------------------------------------------------------------------------------------
Bank One Leasing            Leased equipment pursuant      Minnesota Secretary of        1/27/1995          1733564
Corporation (assigned by    to Master Lease                         State
Computer Sales
International, Inc.)
-------------------------------------------------------------------------------------------------------------------------
Bank One Leasing            Leased equipment pursuant      Minnesota Secretary of        2/8/1995           1736473
Corporation (assigned by    to Master Lease                         State
Computer Sales
International, Inc.)
-------------------------------------------------------------------------------------------------------------------------
Bank One Leasing            Leased equipment pursuant      Minnesota Secretary of        2/8/1995           1736474
Corporation (assigned by    to Master Lease                         State
Computer Sales
International, Inc.)
-------------------------------------------------------------------------------------------------------------------------
Bank One Financial          Specific equipment pursuant    Minnesota Secretary of        6/6/1995           1766979
Services Corp.              to Purchase/Service                     State
                            Agreement
-------------------------------------------------------------------------------------------------------------------------
Bank One Financial          Specific equipment pursuant    Minnesota Secretary of        6/6/1995           1766982
Services Corp.              to Purchase/Service                     State
                            Agreement
-------------------------------------------------------------------------------------------------------------------------
Computer Sales              Leased equipment pursuant      Minnesota Secretary of        8/3/1995           1780263
International, Inc.         to Master Lease                         State

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Bank One Leasing            Leased equipmentpursuant to    Minnesota Secretary of       10/23/1995          1797994
Corporation (assigned by    MasterLease                             State
Computer Sales
International, Inc.)

-------------------------------------------------------------------------------------------------------------------------
Norwest Business Credit,    Blanket                        Minnesota Secretary of        5/3/1996           1845531
Inc.                                                                State
-------------------------------------------------------------------------------------------------------------------------
Norwest Bank Minnesota,     All inventory, equipment,      Minnesota Secretary of        5/31/1996          1853428
National Association, as    right to payment of money,              State
Agent on behalf of itself   general intangibles
and certain other lenders
under one or more
agreements among the
Debtor, the Agent and
such lenders.



-------------------------------------------------------------------------------------------------------------------------
First Bank of Highland      Leased equipment pursuant      Minnesota Secretary of        11/8/1996          1892201
Park (assigned by Computer  to Master Lease                         State
Sales International, Inc.)

-------------------------------------------------------------------------------------------------------------------------
Crown Credit Company        Specific equipment             Minnesota Secretary of        3/18/1997          1925517
                                                                    State
-------------------------------------------------------------------------------------------------------------------------
Crown Credit Company        Specific equipment             Minnesota Secretary of        3/27/1997          1928003
                                                                    State

-------------------------------------------------------------------------------------------------------------------------
First American Bank, N.A.   Leased computer equipment      Minnesota Secretary of        3/31/1997          1928582
(assigned by Carlton                                                State
Financial Corporation)

-------------------------------------------------------------------------------------------------------------------------
SalePoint, Inc.             Specific computer equipment    Minnesota Secretary of        7/7/1997           1954980
                                                                    State

-------------------------------------------------------------------------------------------------------------------------
First American Bank, N.A.   Leased computer equipment      Minnesota Secretary of        9/29/1997          1976570
(assigned by Carlton                                                State
Financial Corporation)
-------------------------------------------------------------------------------------------------------------------------
Community First Financial,  Leased computer equipment      Minnesota Secretary of       11/21/1997          1990789
Inc. (assigned by Carlton                                           State
Financial Corporation)
-------------------------------------------------------------------------------------------------------------------------
Hampton Bank (assigned by   Leased computer equipment      Minnesota Secretary of        8/17/1998          2061697
Carlton Financial                                                   State
Corporation)
-------------------------------------------------------------------------------------------------------------------------
Bremer Bank, N.A.           Leased computer equipment      Minnesota Secretary of        5/11/1999          2130192
(assigned by Carlton                                                State
Financial Corporation)
-------------------------------------------------------------------------------------------------------------------------



                                    -7.1-2-

-------------------------------------------------------------------------------------------------------------------------
Community First Financial,  Leased computer equipment      Minnesota Secretary of       11/17/1999          2178407
Inc. (assigned by Carlton                                           State
Financial Corporation)
-------------------------------------------------------------------------------------------------------------------------



                                    -7.1-3-

                                             Schedule 7.2 to Credit and Security
                                             Agreement

                      PERMITTED INDEBTEDNESS AND GUARANTIES

                                  Indebtedness

         Creditor               Principal         Maturity         Monthly                Collateral
         --------               ---------         --------         -------                ----------
                                 Amount             Date           Payment
                                 ------             ----           -------

         SSP HRA                $55,000           10/31/03       $25,000/yr            Machinery & equipment

         SSP HRA                $15,000           10/31/03          None                 Unsecured
                                                                  required





                                   Guaranties


                                      None